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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report:  January 22, 1997



                              COMERICA INCORPORATED
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             1-10706                          38-1998421
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(State or other                 (Commission File               (I.R.S. Employer
 jurisdiction of                     Number)                     Identification
 incorporation)                                                  Number)


Comerica Tower at Detroit Center                                           48226
Detroit, Michigan
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(Address of principal executive offices)                           (Zip Code)


                                 (313) 222-3432
             -------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Events.

Pursuant to Form 8-K, General Instruction F, Registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1, 99.2, and 99.3.

Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.         Description                             Page
--------------      --------

     99.1           Comerica Incorporated Press Release     4
                    dated January 22, 1997 regarding
                    earnings

     99.2           Comerica Incorporated Press Release     7
                    dated January 22, 1997 regarding
                    results of Phase III

     99.3           Consolidated Balance Sheets             9


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Comerica Incorporated
                                   (Registrant)


                                   BY: /s/ Mark W. Yonkman
                                       ------------------------------------
                                   Name: Mark W. Yonkman
                                   Title:  First Vice President and Assistant
                                           Secretary


Dated:   January 22, 1997